GUARANTY

TO:	21ST MORTGAGE CORPORATION
620 MARKET ST., SUITE 100
KNOXVILLE, TN 37902

In consideration of your extension of credit to Sun Home Services, Inc. ., its successors and assigns (hereinafter called “principal debtor”), whether now outstanding or made in the future, for the financing of goods, wares, merchandise and services, the undersigned guarantor hereby unconditionally guarantees payment of whatever sums said principal debtor shall at any time owe you or any company affiliated with you, whether heretofore or hereafter incurred, including interest, finance charges or service charges thereon, and including reasonable attorneys’ fees and all court costs incurred in collecting each sums; and you shall be under no obligation of due diligence to enforce any claims against the principal debtor or of otherwise exhausting any of your remedies against the principal debtor, any other obligor or any other guarantor, or of enforcing any rights against any collateral for said indebtedness prior to enforcing payment hereunder by the undersigned guarantor.

This guaranty is to take effect without notice of its acceptance, which notice is hereby waived, and is to be continuing guaranty in full force and effect until the effective date of a written notice of revocation delivered to you either personally or by Registered or Certified mail. It is understood and agreed that the effective date of any revocation shall be 90 days after your receipt of such notice, and that such revocation shall not discharge the obligation of the undersigned guarantor with respect to indebtedness incurred by the principal debtor prior to said effective date of revocation.

You are hereby authorized to change the time and manner of payment of any indebtedness of said principal debtor; to take and make changes in notes, security or other obligations therefore to add or release additional guarantors; to obtain or release additional guaranties; to take such action as you deem advisable for the enforcement, collection, or compromising of any such indebtedness or any part thereof, or enforcing any security interest therefore; and to grant renewals or extensions of the time of payment of any such indebtedness, all without notifying or obtaining the consent of the undersigned guarantor or in any way affecting the consent of the undersigned guarantor under this guaranty.

Protest and demand upon the principal debtor, notice to the undersigned guarantor of defaults of the principal debtor, notice to the undersigned guarantor of your extension of credit from time to time to the principal debtor, and notice of the sale of any collateral are all hereby waived.

The undersigned guarantor hereby consent and agree that your books and records showing the account, obligations, and indebtedness of the principal debtor shall be admissible in evidence and shall be binding upon the undersigned guarantor for the purpose of establishing the items therein set for the, and shall constitute prima facie proof thereof. The undersigned guarantor hereby also agree to provide full and complete financial information at such times as the Company may request.

This guaranty shall inure to the benefit of your successors and assigns and shall be binding upon the personal representatives, administrators, trustees, executors, heirs, legatees, successors and assigns of the undersigned guarantor.

The foregoing constitutes the complete guaranty agreement, there being no other representations or warranties made, and such guaranty cannot be altered, changed or amended in any way except by an instrument in writing signed by your duly authorized officer.

The undersigned agrees that if a dispute between you and the principal debtor is being arbitrated, the responsibility of Guarantor will be included in the same arbitration, subject to the same rules and procedures governing the arbitration between you and the principal debtor.

BY AFFIXING SIGNATURE HERETO, THIS CERTIFIES THAT THE UNDERSIGNED HAS READ THIS GUARANTY AGREEMENT IN ITS ENTIRETY AND EXECUTES IT FOR THE CONSIDERATION THEREIN EXPRESSED.

Dated at

this 6th day of March, 2009.

Witness:		Guarantor:

Signature		Company Name	Sun Communities, Inc.

Print name	Debra K. Wiltfang	Signature

Address	27777 Franklin Rd., Ste 200 Southfield, MI 48034	Title	EVP, CFO, Secretary, Treasurer